UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2020
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Director; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2020, the board of directors (the “Board”) of Flotek Industries, Inc. (the “Company”) increased the number of directors on the Board from seven to eight and appointed Michael Fucci to the Board. Mr. Fucci’s committee assignments will be determined at a future date.

Mr. Fucci, age 62, joined the Board after nearly 40 years as a senior leader and practitioner at Deloitte. From March 2015 to June 2019, Mr. Fucci served as Executive Chairman of Deloitte U.S. LLP, and subsequently assumed the role of Chairman Emeritus until October 2020. Mr. Fucci also served on the Global Board of Directors of Deloitte, where he was a member of the Global Governance and Compensation & Evaluation committees. Prior to his role as Chairman of Deloitte, Mr. Fucci served as Chief Operating Officer of Deloitte Consulting. Mr. Fucci began his career in Deloitte’s New York Actuarial, Benefits and Compensation practice, specializing in health care merger integration. Mr. Fucci attended Montclair State University, where he earned a Bachelor of Science in mathematics.

The Company believes that Mr. Fucci’s extensive experience as a senior leader of Deloitte makes him a valuable addition to the Board. Mr. Fucci has not been involved in any related transactions or relationships with the Company that would require disclosure under Item 404(a) of Regulation S-K. There are no agreements or understandings between Mr. Fucci and any other persons pursuant to which Mr. Fucci was selected as a director. The Board has considered any relationships that Mr. Fucci has with the Company and has determined that he is independent.

Mr. Fucci will be compensated in accordance with the Company’s customary compensation practices for non-employee directors as previously disclosed in the Company’s Definitive Proxy Statement filed on April 3, 2020, including a grant of shares of restricted common stock of the Company.

Item 7.01    Regulation FD Disclosure.

On November 12, 2020, the Company issued a press release announcing Mr. Fucci’s appointment. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

Exhibit Number	Description
99.1	Press Release of Flotek Industries, Inc. dated November 12, 2020

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: November 12, 2020	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Corporate Secretary